                                                                    Exhibit 10.3

                               Corporate Banking
                                         Services



                           Advice of Borrowing Terms
                                      for
                           Blue Wave Systems Limited



                                     From:
                      Leicester Corporate Business Centre


                                  28 July 1999





                                    NatWest

                            Advice of Borrowing Terms

Relationship Office:  Leicester Corporate Business Centre   Date:  28 July 1999

                Borrower(s)                                Registered Number:
         Blue Wave Systems Limited                              1751065


We intend that the facilities listed in Part 1 of the attached Facility Schedule (the "on-demand facilities") should remain available to the borrower(s) until 28 January 2000 and all facilities should be reviewed on or before that date. The facilities are, however, subject to the following:
 .   the terms and conditions below,

 .   the specific conditions applicable to an individual facility as detailed in the Facility Schedule,

 .   the Security detailed in the attached Security Schedule, and

 .   the attached General Terms.

All amounts outstanding are repayable on demand which may be made by us at our discretion at any time and the facilities may be withdrawn, reduced, made subject to further conditions or otherwise varied by us giving notice in writing.


                                   Conditions:
The following conditions must be satisfied at all times while the facilities are outstanding, but this will not affect our right to demand repayment at any time:

 .   Monthly management accounts to be provided to us within 28 days of the end of the month to which they relate

 .   Audited accounts to be provided to us within 180 days of the financial year end to which they relate.

 .   Month end overdraft utilisation to be covered 100% by a lending formula of the following in total;

1. 50% of month end eligible debtors 90 days or under. Eligible debtors are defined as those domiciled in Blue Wave Systems Ltd for UK and Export customers, excluding those to associated companies.

2. 50% of month end net finished stock. Net finished stock is defined as to total finished stock net of that not sold in the previous 6 months.

3.  30% of month end net WIP. Net WIP is defined as to total WIP less provision.











Other Fees and Costs
The following fees are due, in addition to the specific Arrangement Fee(s) detailed in the Facility Schedule:

---------------------------------------------------------------------------------------------
             Fee Type                 Amount     Account to be debited   Date to be debited
---------------------------------------------------------------------------------------------
Excess overdraft arrangement fee  (pound)2,500            89286669             29.7.99
---------------------------------------------------------------------------------------------


A T Dunlop
Corporate Manager
For and on behalf of
National Westminster Bank Plc

                                Facility Schedule

Part 1 - Facilities Repayable on Demand:

                           ----------------------------------------
                                     Composite Facility
-------------------------------------------------------------------------------------------------------------
 Name of Borrower(s):     Blue Wave Systems Limited
-------------------------------------------------------------------------------------------------------------
 Limit:  Gross            (pound)1,000,000 plus        Total between sterling and currency borrowing as
                          excess                       detailed below.
                          (pound)200,000 to 31.8.99
-----------------------------------------------------
 Limit:  Net              (pound)1,000,000 plus
                          excess
                          (pound)200,000 to 31.8.99
-------------------------------------------------------------------------------------------------------------

The following Facilities are included within the Composite Facility Limit arrangement, together with any allocated sub-limit(s):

                               ---------------------------------------------
                                          Overdraft: - Base rate
-------------------------------------------------------------------------------------------------------------
 Account Number:                 89286669
-------------------------------------------------------------------------------------------------------------
 Name of Borrower                Blue Wave Systems Limited
-------------------------------------------------------------------------------------------------------------
 Limit:                          (pound)1,000,000 plus excess(pound)200,000 to 31.8.99
-------------------------------------------------------------------------------------------------------------
 Purpose:                        To finance working capital
-------------------------------------------------------------------------------------------------------------
 Repayment:                      Fully fluctuating with excess repayment from Blue Wave Systems Inc
-------------------------------------------------------------------------------------------------------------
 1st Debit Interest Rate:        1.75% above the Bank's Base rate
-------------------------------------------------------------------------------------------------------------
 2nd Debit Interest Rate:        The Bank's unarranged borrowing rate on borrowing over(pound)1,500,000, or in excess of agreed facilities
-------------------------------------------------------------------------------------------------------------
 Interest Payable:               Quarterly
-------------------------------------------------------------------------------------------------------------
 Monitoring Fee:                 (pound)1,250  per quarter will be debited on 30.09.99 and quarterly thereafter
-------------------------------------------------------------------------------------------------------------
 Excess Fees:                    We will be entitled to charge an
                                 excess fee at the Bank's published rate for
                                 each day any agreed limit is exceeded (see
                                 our "Services & Charges for Business
                                 Customers" brochure for details).
-------------------------------------------------------------------------------------------------------------

                               ---------------------------------------------
                                           Overdraft: - Currency
-------------------------------------------------------------------------------------------------------------
 Account Number:              02559846                  Currency:                 US Dollars
-------------------------------------------------------------------------------------------------------------
 Name of Borrower             Blue Wave Systems Limited
-------------------------------------------------------------------------------------------------------------
 Limit:                       (pound)1,000,000 plus excess(pound)200,000 to 31.8.99 (sterling equivalent)
-------------------------------------------------------------------------------------------------------------
 Purpose:                     To finance working capital
-------------------------------------------------------------------------------------------------------------
 Repayment:                   Fully fluctuating.
-------------------------------------------------------------------------------------------------------------
 1st Debit Interest Rate:     1.75% above the Bank's Currency Base rate.
-------------------------------------------------------------------------------------------------------------
 2nd Debit Interest Rate:     We will be entitled to charge the Bank's unarranged
                              borrowing rate for the relevant currency for borrowing over $2,400,000,or in excess of agreed facilities
-------------------------------------------------------------------------------------------------------------
 Interest Payable:            Quarterly
-------------------------------------------------------------------------------------------------------------
 Excess Fees:                 We will be entitled to charge an excess fee at the Bank's published rate for each day any agreed limit is exceeded.
-------------------------------------------------------------------------------------------------------------

Facilities not subject to a Composite Facility Limit:

                                  --------------------------------
                                       Terminable Indemnities
-------------------------------------------------------------------------------------------------------
 Name of Borrower:         Blue Wave Systems Limited
-------------------------------------------------------------------------------------------------------
 Limit:                    (pound)100,000
-------------------------------------------------------------------------------------------------------
 Type and Purpose:         Guarantee to H M Customs and Excise for the deferment of import duty
-------------------------------------------------------------------------------------------------------
 Basis of Expiry:          7 days notice
-------------------------------------------------------------------------------------------------------
 Indemnity Fee:            1% p.a. payable quarterly in advance, to be debited to account number
                           89286669  on pre-advised dates
-------------------------------------------------------------------------------------------------------

                                  --------------------------------
                                       Terminable Indemnities
-------------------------------------------------------------------------------------------------------
 Name of Borrower:         Blue Wave Systems Limited
-------------------------------------------------------------------------------------------------------
 Limit:                    (pound)50,000
-------------------------------------------------------------------------------------------------------
 Type and Purpose:         A T A Carnets
-------------------------------------------------------------------------------------------------------
 Basis of Expiry:          31 months after issue or upon release by Chamber of Commerce
-------------------------------------------------------------------------------------------------------
 Indemnity Fee:            1% p.a., minimum (pound)75 p a each payable quarterly in advance, to be debited to account number  89286669  on 31.12.98 and quarterly thereafter
-------------------------------------------------------------------------------------------------------

                                     -----------------------------
                                          Cheque Negotiations
-------------------------------------------------------------------------------------------------------
 Name of Borrower:         Blue Wave Systems Limited
-------------------------------------------------------------------------------------------------------
 Limit:                    (pound)100,000
-------------------------------------------------------------------------------------------------------
 Purpose:                  Negotiation of Foreign Cheques with Recourse
-------------------------------------------------------------------------------------------------------
 Fees:                     Subject to separate tariff, calculated on sterling value of cheque.
                           Information available upon request or at the time the service is provided
-------------------------------------------------------------------------------------------------------

                                     -----------------------------
                                            Forward Exchange
-------------------------------------------------------------------------------------------------------
 Name of Borrower:         Blue Wave Systems Limited
-------------------------------------------------------------------------------------------------------
 Notional Limit:           (pound)300,000 gross contracts of 12 months or under where utilisation is calculated in accordance with the Bank's Forward Exchange
                           Matrix from time to time, a copy of which is available from your Corporate
                           Manager.
-------------------------------------------------------------------------------------------------------


                                      -----------------------------
                                             Settlement Risk
-------------------------------------------------------------------------------------------------------
 Name of Borrower:         Blue Wave Systems Limited
-------------------------------------------------------------------------------------------------------
 Limit/Frequency:          (pound) 275,000  per month
-------------------------------------------------------------------------------------------------------
 Type and Purpose:         Payments made via BACS
-------------------------------------------------------------------------------------------------------

Part 2 - Facilities Subject to Separate Documentation:

The following facilities are made available on the terms of the separate documentation between us.

-------------------------------------------------------------------------------------------
           Name of Borrower         Facility and Purpose        Amount     Date Agreement
                                                                (pound)       Signed
-------------------------------------------------------------------------------------------
Blue Wave Systems Limited     Corporate Cards              315,000        November 1996
-------------------------------------------------------------------------------------------

                               Security Schedule

We rely on the security detailed below (and require additional security where specified) to repay, on demand, all your current and future liabilities (both actual and contingent) to us. These liabilities include, without limitation, those incurred by you under the facility(ies) specified in the Facility Schedule.


Date Executed/New:          Security:                                                Given/to be given by:
------------------------------------------------------------------------------------------------------------------------------
24.8.94                     Mortgage Debenture                                       Given by the Borrower
------------------------------------------------------------------------------------------------------------------------------
11.11.98                    Guarantee                                                Given by Blue Wave Systems Inc
------------------------------------------------------------------------------------------------------------------------------

                                  General Terms

--------------------------------------------------------------------------------
This section sets out in more detail the basis on which we make facilities available to you. It covers issues such as how limits and interest are calculated, how we can vary agreed terms and what we mean by "on demand".
--------------------------------------------------------------------------------

These General Terms apply to all on demand facilities listed in the Advice of Borrowing Terms (the "AOBT"), but do not apply to those facilities which are subject to separate documentation, unless such documentation expressly incorporates these General Terms. In cases where the expression "you" includes more than one person (for example joint account holders) it shall be taken to refer to all or any one or more of you, and your obligations shall be joint and several.

 .   Independent Advice. Unless we expressly agree in writing to do so we do not hold ourselves out as providing advice on or considering the general suitability of facilities for your particular circumstances (including tax) and neither we nor our employees shall be liable for any indications given as to such suitability. We make no warranties or representations about the advisability of any underlying transaction entered into by you. You should obtain independent professional advice on such matters, and upon any security or guarantee required by us.

 .   Acceptance. Any offer of a facility must be accepted within the time period specified in the AOBT. We may, at our option, treat any usage of any of these facilities as acceptance (without amendment) of the terms and conditions of the AOBT.

 .   Availability. Our normal practice is to review all credit facilities periodically. Any references in the AOBT to a review of, or availability until a future date are merely indicative of our current intention, and we may, at our discretion, review on demand facilities at an earlier date. Facilities which are not loans or overdrafts are offered on the basis that there is no commitment on our part to enter into any such facility with you. We may, at our absolute discretion, decide whether a utilisation may be made and any conditions subject to which utilisations may be made.

 .   Repayment. Notwithstanding any reference to review or availability or repayment term in the AOBT, all facilities are repayable on demand which we may make at our sole discretion at any time and may by notice be withdrawn reduced or made subject to (further) conditions or otherwise varied. You must ensure that we receive by way of repayment, the full amount of any indebtedness irrespective of any taxes, duties or charges, in immediately available funds in the currency in which the facility is outstanding at the branch or office where the facilities are provided.

 .   Variation and waiver. We may vary these General Terms by giving one month's written notice to you. If a change in any currency of the United Kingdom occurs (including introduction of the euro), the AOBT and these General Terms will be amended to the extent we specify to reflect the change in currency and put us in the same position, so far as possible, that we would have been in if no change in currency had occurred. If we refrain from exercising any of our rights this shall not preclude us from exercising any rights at a later date.

 .   Limits. The limits specified in the AOBT or the Facility Schedule for each facility and/or each account (including any Group or Composite Facility limits) must not at any time be exceeded. In addition, the aggregate utilisation of any Composite and/or Group Limit specified for any group of accounts and/or facilities must not be exceeded notwithstanding the total of any individual or sub limits allocated. If we have agreed that there will be a gross limit for one or more facilities, this means that the aggregate utilisation of those facilities must not at any time exceed the gross limit. If we have agreed that there will be a net limit for one or more facilities, this means that the aggregate utilisation of those facilities, less the aggregate amount of the cleared credit balances on the accounts specified by us in the AOBT, will not exceed the net limit (if no accounts are specified we may determine which accounts are utilised for this purpose). We are not obliged to allow or continue to allow any borrowing in excess of agreed facilities. Any reference to a particular account will include any successor account.

 .   Interest. All interest rates are variable. Interest is payable monthly or quarterly (as detailed in the AOBT) on our usual charging days and on final repayment of the indebtedness. Interest accrues on the daily cleared debit balance on the account(s) concerned at the annual rate or rates shown in the AOBT (both before and after demand and/or judgement). It is calculated on the basis of a 365 day year for sterling (and either a 365 or 360 day year for currencies other than sterling or on such other basis as we may from time to time specify) and the actual number of days elapsed and is compounded monthly or quarterly. Our variable unarranged borrowing rate for the relevant currency will apply to any indebtedness from time to time (i) in excess of agreed facilities or (ii) outstanding after the expiry date of agreed facilities or, in respect of (i) only, such other interest rate as we may specify.

 .   Changes to interest. We may alter the basis on which interest is calculated including the size of the interest margin charged over our Base Rate or other published rate and/or the amount of any regular repayments of facilities which are repayable on demand by providing you with one month's written notice. As a change in our Base Rate or other variable rate is not an alteration of the basis upon which interest is calculated, no written notice need be given of such a change. Changes in our Base Rate or other published rates take effect when made. Details of current rates are available from any branch or office, and are published in selected national newspapers. Omission to publish details of any change in a newspaper shall not stop the change from taking effect. For a currency account, written notice of changes to the relevant Currency Base Rate will normally be given, although failure to do so will not stop the change taking effect when made.

 .   Fees. Fees quoted exclude charges for money transmission or similar services which are either advised (i) separately, or (ii) at the time a facility is used. All costs, charges and expenses incurred or suffered by us, including legal costs and our internal management costs, arising at any time in connection with any facility or with any related security or guarantee are payable by you on demand.

 .   Uncovered Payments. An "uncovered payment:" is a payment where the cleared credit balance or agreed credit facility is insufficient to meet that payment and all other payments requested, disregarding uncleared credits to that account. We do not accept any obligation to make uncovered payments to third parties unless we have agreed to do so in writing. We need not make any uncovered payment which is in excess of any settlement risk limit.

 .   Set Off. We may, without notice, set-off against any credit balances on any of your account(s) (in any currency), your liability in respect of any facilities (including any uncovered payment) and may combine accounts. We are authorised to use all or any such credit balances to buy such other currencies as may be necessary in order to exercise any rights of set-off to which we may be entitled.

 .   Appropriation and Lien. Where more than one debt is owing to us we may use the whole or any part of any repayment to reduce or discharge the principal amount of your indebtedness as we may select, to meet any accrued interest or to discharge any other liabilities to us. We shall have a lien over securities of any kind and other items deposited by or on your behalf with us (including, without limitation, cheques given to us for collection).

 .    Security. Unless the AOBT expressly provides otherwise, any mortgage, charge or debenture must be a first legal mortgage, charge or debenture over the unencumbered title of the property in question. You may not grant (or allow to be created) without our prior written consent any other security interest in the property in question or part with possession of it. We may, at our sole discretion, require from time to time additional valuations (at your expense) by such valuer as we may approve, of any or all of the assets held by us as security.

 .    Environment. You represent and warrant (both now and in the future) that you have and will comply in all material respects with any applicable environmental law, regulation or code of practice ("environmental law") and with the terms and conditions of any applicable environmental licences or other consents or approvals required by environmental law ("environmental licences").

 .    Information. You must provide us with any information which we may at any time reasonably require, and must inform us of any material change of facts or circumstances. You authorise us to disclose to your auditors any such information concerning your accounts with us as they may from time to time require.

 .    Currency Accounts. If in our opinion deposits in a currency are unavailable to us at any time to fund a currency drawing then we will not make a drawing available in that currency. All payments (including interest) required to be made by you under a facility in a currency other than sterling must be made in the currency of the drawing (The "Agreed
     Currency") and by credit to our account with such banking office as we may require.

     Any amount payable by you which is received by us in a currency other than the Agreed Currency, will be calculated by converting (at the prevailing spot rate of exchange on such date and in such market as we shall determine as being most appropriate) the Currency so received into the Agreed Currency. If the amount received is less than the relevant amount of the Agreed Currency then you will indemnify us for the deficiency and for any losses we may sustain as a result. You will in addition pay the costs of such conversion. All payments shall be deemed to have been made on such date as we shall determine in accordance with our normal practice from time to time.

 .    Currency Equivalents. The Sterling/Currency Equivalent of any amount denominated in another currency shall be calculated by reference to the Bank's then current spot rate of exchange for the purchase of the relevant currency with the currency in which the facility is denominated. We may calculate the aggregate Sterling/Currency Equivalents of all drawings outstanding/proposed at any time to determine compliance or otherwise with the relevant facility limit.

 .    Contingent Liabilities. You will, on demand, pay to us an amount equal to the full face value of any contingent or future liabilities incurred by us at your request (such as letters of credit, bonds or guarantees). We may hold any such payment in our own name and may use it to meet such liabilities. You must in any event indemnify us against such liabilities and we will require you to execute a formal counter-indemnity in our standard form.

 .    Negotiations. You agree that all foreign cheques submitted to us for negotiation and/or collection will be dealt with on the basis that you have good title to all cheques and that you agree to indemnify us against all liabilities claims losses costs and expenses including exchange fluctuations and agents' charges which may be imposed upon, asserted against or incurred by us in any way relating to or arising out of the negotiation and/or collection of cheques on your behalf. If the cheque is subsequently returned unpaid you authorise us to debit your account with the amount credited to your account plus any losses, costs, expenses or charges which we may have incurred.

 .    Forward Exchange. Where we make a forward exchange facility available to you, you confirm and understand that no forward purchase or sale of foreign currency shall be made for investment purposes (see paragraph 8 of Schedule 1 of the Financial Services Act 1986) without our prior written consent.

 .   General.

    a) Whenever facilities are subject to Part V of the Consumer Credit Act 1974 additional documents and procedures may be necessary before facilities can be drawn.

    b) If we consider that any proposed payment or use of a facility might be made for an unlawful purpose, then we may refuse to make such a payment or allow such use.

    c) We may give written notice or make demand by post or by hand or by facsimile machine or by other form of electronic communication. A notice or demand may be addressed to you at your Registered Office or address or the place of business last known to us and shall be deemed to have been received when transmitted or (if posted) on the business day after posting. We may use the facsimile number or electronic address last known to us.

    d) The relationship between us, these General Terms and the AOBT are governed by English law and the English courts shall have jurisdiction in respect thereof. However when we consider it appropriate we may take proceedings against you in any other court of competent jurisdiction (whether concurrently or not with any other proceedings). These terms are in addition to the usual terms which apply to the relationship between a bank and its customer and to the operation of bank accounts (whether in credit or debit) and to the terms of your mandate with us and to all other consistent terms which may be implied by law.

    e) You must maintain a current account with us throughout the life of any facilities and we may charge to your current account all amounts, including interest, due in respect of any facility.